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                                                                      Exhibit 21

                            EQUISTAR CHEMICALS, LP
                                 SUBSIDIARIES

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NAME                                           TYPE OF ENTITY                JURISDICTION
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
Equistar Mont Belvieu Corporation              Corporation                   Delaware
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Equistar Chemicals de Mexico, Inc.             Corporation                   Delaware
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Equistar Transportation Company                Corporation                   Delaware
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Quantum Pipeline Company                       Corporation                   Illinois
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Equistar Funding, LLC                          Limited liability company     Delaware
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PD Glycol                                      Limited partnership           Texas
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Equistar Funding Corporation                   Corporation                   Delaware
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